SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT—February 13, 2004

(Date of Earliest Event Reported)

AK STEEL HOLDING

CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware (State of Incorporation)	31-1401455 (I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH (Address of principal executive offices)	45043 Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 5.     Other Events.

On February 13, 2004, AK Steel Corporation issued a press release regarding the sale of its Greens Port Industrial Park in Houston, Texas, to Greensport Management, LLC. A copy of the press release has been filed as Exhibit No. 99.1 to this Current Report.

Item 7.     Exhibits.

(c)     Exhibit:

99.1 Press release issued February 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ DAVID C. HORN
David C. Horn
Secretary

Dated: February 13, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued February 13, 2004